Execution Version

AMENDMENT NO. 6 TO CREDIT AGREEMENT

This Amendment No. 6 to Credit Agreement (this “Agreement”) dated as of  December 13, 2011, is made by and among INTERSECTIONS INC., a Delaware corporation (the “Company”), the Subsidiaries of the Company party hereto (together with the Company, the “Borrowers” and each a “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of July 3, 2006 (as heretofore amended, as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrowers a revolving credit facility, including a subfacility for letters of credit; and

WHEREAS, the Borrowers have advised the Administrative Agent that Intersections Arizona Holdings Inc. was formed on or about June 30, 2011, which entity is required to become a co-Borrower under the Credit Agreement pursuant to Section 6.13 thereof; and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders enter into this Agreement to amend the Credit Agreement to extend the tenor thereof and the Administrative Agent and the Lenders are willing to do so on the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

	(a)	Section 1.01 is amended to restate the definition of “Revolving Credit Maturity Date” as follows:

“Revolving Credit Maturity Date” means December 31, 2012.

	(b)	Section 7.02(f) is amended by replacing the reference to “$30,000,000” with “$20,000,000.”

2.	Waiver. The Administrative Agent and the Lenders hereby waive any defaults by the Borrowers under Section 6.13 of the Credit Agreement for failure to timely deliver the items required under such section with respect to Intersections Arizona Holdings Inc., which waiver shall be deemed to be effective retroactively to the date such items were required to have been delivered under Section 6.13.

3.	Effectiveness; Conditions Precedent. This Agreement and the waivers under and amendments to the Credit Agreement herein provided shall become effective upon satisfaction of the following conditions precedent:

(a)	the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i) counterparts of this Agreement, duly executed by the Borrowers, the Administrative Agent and the Lenders;

(ii)          such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, or the Lenders may reasonably require;

(b)	all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

4.           Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a)	The representations and warranties made by each Loan Party in Article V (after giving effect hereto) of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

(b)	Since the date of the most recent financial reports of the Company and its Subsidiaries delivered pursuant to Section 6.01 of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c)	The Persons constituting Borrowers are all of the Persons that are required to be Designated Co-Borrowers under Section 6.13 of the Credit Agreement;

(d)	This Agreement has been duly authorized, executed and delivered by the Borrowers and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(e)	After giving effect hereto, no Default or Event of Default has occurred and is continuing.

5.           Entire Agreement.  This Agreement, together with all the Loan Documents, that certain consent and waiver letter dated August 25, 2006, from Bank of America, N.A., as Lender, to the Company, and that certain consent letter dated November 2, 2007, from Bank of America, N.A., as Lender, to the Company (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6.           Full Force and Effect of Agreement.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms, as modified by (i) that certain consent and waiver letter dated August 25, 2006, from Bank of America, N.A., as Lender, to the Company and (ii) that certain consent letter dated November 2, 2007, from Bank of America, N.A., as Lender, to the Company.

7.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

8.           Governing Law.  This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia applicable to contracts executed and to be performed entirely within such Commonwealth, and shall be further subject to the provisions of Section 10.13 of the Credit Agreement.

9.           Enforceability.  Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10.         References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

11.         Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

INTERSECTIONS INC.

By:
Name: John Scanlon
Title: Chief Financial Officer

CREDITCOMM SERVICES LLC

By:
Name: John Scanlon
Title: Executive Vice President

INTERSECTIONS HEALTH SERVICES, INC.

By:
Name:
Title: Executive Vice President

INTERSECTIONS INSURANCE SERVICES INC.

By:
Name: John Scanlon
Title: Executive Vice President

CAPTIRA ANALYTICAL, LLC

By:
Name: Neal Dittersdorf
Title: Secretary

NET ENFORCERS, INC.

By:
Name:
Title: Executive Vice President

INTERSECTIONS BUSINESS SERVICES LLC

By:
Name: John Scanlon
Title: Chief Executive Officer

INTERSECTIONS MARKETING SERVICES INC.

By:
Name: John Scanlon
Title: Chief Financial Officer

INTERSECTIONS ARIZONA HOLDINGS INC.

By:
Name: John Scanlon
Title: Chief Executive Officer

INTERSECTIONS BUSINESS
INTELLIGENCE SERVICES LLC

By:
Name: John Scanlon
Title: Chief Executive Officer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

LENDERS:

BANK OF AMERICA, N.A.

By:
Name:
Title: